Exhibit 32

Chief Executive Officer and Principal Financial Officer Certification

CERTIFICATION PURSUANT TO
18U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), in his capacity as an officer of Ecoloclean Industries, Inc., (the "Company"), that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 14, 2006

                                                           /s/ Royis Ward
                                                          ----------------------
                                                          Royis Ward
                                                          CEO/CFO